UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2017

Naked Brand Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37662	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

10th Floor – 95 Madison Avenue, New York, NY 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212.851.8050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Reorganization

On May 25, 2017, Naked Brand Group, Inc. (“Naked”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), by and among Bendon Limited, a New Zealand limited company (“Bendon”), Bendon Group Holdings Limited, an Australia limited company (“Holdco”), Naked Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Holdco (“Merger Sub”), and, solely for the purposes of Sections 2.28 and 5.18(b) of the Merger Agreement, Bendon Investments Ltd., a New Zealand company and the owner of a majority of the outstanding shares of Bendon (the “Principal Shareholder”), pursuant to which Merger Sub will be merged with and into Naked (the “Merger”) with Naked as the surviving corporation.

Immediately prior to the consummation of the Merger, Bendon and Holdco will consummate a reorganization (the “Reorganization”), pursuant to which all of the shareholders of Bendon will exchange all the outstanding ordinary shares of Bendon (the “Bendon Ordinary Shares”) for 146,311,063 ordinary shares of Holdco (“Holdco Ordinary Shares”), subject to certain potential adjustments pursuant to the Merger Agreement. As a result of the Reorganization and Merger, Bendon and Naked, respectively, will become wholly owned subsidiaries of Holdco and the shareholders of Bendon and the stockholders of Naked, respectively, will become the shareholders of Holdco.

Upon completion of the Merger, each issued and outstanding share of Naked common stock (“Naked Common Stock”) will be converted into the right to receive one Holdco Ordinary Share, resulting in Naked stockholders owning approximately seven percent (7%) of Holdco.

Naked, Bendon, Holdco and Merger Sub have made customary representations, warranties and covenants to each other. The representations and warranties made by Naked are qualified by disclosures made in its disclosure schedules and Securities and Exchange Commission (the “SEC”) filings and the representations and warranties made by Bendon, Holdco and Merger Sub are qualified by disclosures made in its disclosure schedules. Naked has also agreed, among other things, to covenants relating to the conduct of its businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The completion of the Merger is subject to the satisfaction or waiver of certain customary conditions, including, among others: (i) the accuracy of the other party’s representations and warranties; (ii) performance in all material respects by the other party of its obligations under the Merger Agreement; (iii) the listing of Holdco Ordinary Shares on the Nasdaq Capital Market or the New York Stock Exchange (“NYSE”), subject to official notice of issuance; (iv) the declaration of effectiveness by the SEC of the registration statement on Form F-4 to be filed by Holdco in connection with the transactions (the “Registration Statement”); (v) Naked stockholder’s approving the Merger Agreement and the transactions contemplated thereby at a meeting called for such purposes (the “Stockholder Meeting”); and (vi) other conditions as further described in the Merger Agreement.

The Merger Agreement also contains specified termination rights, including the right to terminate the Merger Agreement (i) by mutual agreement of the parties to terminate; (ii) by either party if (1) the Merger has not been consummated by October 30, 2017 (the “Outside Date”), except if the primary reason the Merger has not been consummated is because of the continued review of the Registration Statement by the SEC or the Holdco Ordinary Shares have not been approved for listing on the Nasdaq Capital Market or the NYSE, in which case the Outside Date shall be fifteen (15) days after the later of the completion of the Special Meeting and approval of all regulatory bodies and Nasdaq or the NYSE, (2) any law or order permanently prohibits consummation of the Merger, or (3) Naked stockholder approval is not obtained by the Outside Date; (iii) by either party if the other party has breached or failed to perform in any material respect any of its representations and warranties or covenants under the Merger Agreement such that a closing condition is not satisfied (subject to notice and cure and other customary exceptions); and (iv) by Naked if (1) Bendon substantially changes its business as conducted as of the date of the Merger Agreement, or (2) Naked accepts a Superior Proposal (as defined in the Merger Agreement).

If (i) Naked terminates the Merger Agreement as a result of accepting a Superior Proposal, (ii) the Merger shall not have been consummated by Outside Date, primarily as a result of actions or omissions by Naked, or (iii) the Naked Common Stock shall be delisted from Nasdaq prior to the Closing Date, then Naked shall issue to Bendon 2,500,000 shares of Naked Common Stock, adjusted for any stock splits, stock combinations, stock dividends or similar transactions affecting Naked Common Stock as a whole. Alternatively, if Naked and its management have complied with all of their obligations under the Merger Agreement and the Naked stockholder approval is not obtained by the Outside Date, Naked shall issue to Bendon 1,250,000 shares of Naked Common Stock, as adjusted for any stock splits, stock combinations, stock dividends or similar transactions affecting Naked Common Stock as a whole.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated by reference herein.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. The Merger Agreement and the above description are not intended to provide any other factual information about the Naked, Bendon, Holdco and/or Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Naked, Bendon, Holdco and/or Merger Sub or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Naked or Holdco. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information about Naked, Bendon, Holdco and/or Merger Sub and their respective subsidiaries, as well as in the reports, statements and other filings Naked makes with the SEC.

Voting Agreements

The Merger Agreement requires Naked to use commercially reasonable efforts to have certain of its directors and executive officers enter into voting agreements (the “Voting Agreements”), pursuant to which, among other things, such directors and officers will agree to vote all of their shares of Naked Common Stock (representing approximately 11.3% of the outstanding shares of Naked Common Stock), as well as any additional shares acquired after the date of the Voting Agreements, if any, in support of the Merger.  The Voting Agreements will also provide that each director or officer executing a Voting Agreement agrees to refrain from selling Naked Common Stock, subject to certain exceptions, until the completion of the Merger.

Item 7.01 Regulation FD Disclosure.

On May 25, 2017, Naked and Bendon issued a joint press release announcing the execution of the Merger Agreement (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated May 25, 2017.*

99.1	Press Release, dated May 25, 2017.**

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Naked agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

**Furnished herewith.

Additional Information and Where to Find It

Naked and Holdco intend to file relevant materials with the SEC, including the Registration Statement to be filed by Holdco that will include a proxy statement of Naked that also constitutes a prospectus of Holdco and a definitive proxy statement/prospectus. The proxy statement/prospectus will be mailed to stockholders of Naked as of a record date to be established for voting on the proposed Merger. Such documents are not currently available. Before making any voting or investment decision with respect to the Merger, investors and security holders are urged to read the proxy statement/prospectus and other relevant materials that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about Naked, Bendon and Holdco and the proposed Merger. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other relevant materials containing important information about Naked, Bendon and Holdco once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Naked or Holdco when and if available, can be obtained free of charge on Naked’s website under the Investor Relations section at http://www.nakedbrands.com or by directing a written request to Naked Brand Group Inc., 10th Floor – 95 Madison Avenue, New York, NY 10016, Attention: Investor Relations; and/or on Bendon’s website at www.bendongroup.com or by directing a written request to Bendon Limited, 8 Airpark Drive, Airport Oaks, Auckland 2022, New Zealand or by emailing lucy.martyn@bendon.com.

Participants in the Solicitation

This is not a solicitation of a proxy from any investor or security holder. Naked and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Naked’s stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Merger of Naked’s directors and officers in Naked’s filings with the SEC. Additional information regarding the directors and executive officers of Naked is also included in Naked’s Annual Report on Form 10-K for the year ended January 31, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Naked’s shareholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus for the proposed Merger when available. This document will be available free of charge at the SEC’s web site (www.sec.gov) and from Naked’s Investor Relations department at the address described above.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Current Report on Form 8-K, other than purely historical information, including estimates, projections and statements relating to Naked’s or Bendon’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in or incorporated by reference into this Current Report regarding strategy, future operations, future transactions, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements: express or implied regarding future financial performance, the effects of Naked’s and Bendon’s business models, the effects of the of the proposed Merger, the transactions contemplated by the Merger Agreement or any other actions to be taken in connection therewith; Naked’s continued listing on the NASDAQ Capital Market until closing of the proposed Merger; Naked’s continued compliance with the minimum shareholders’ equity requirements at the time of Naked’s next periodic report; Holdco’s anticipated listing on the NASDAQ Capital Market or the NYSE in connection with the closing of the proposed Merger; expectations regarding the capitalization, resources and ownership structure of Holdco; the adequacy of Holdco’s capital to support its future operations; the nature, strategy and focus of the combined company; the executive and board structure of Holdco; and expectations regarding voting by Naked’s stockholders at the Stockholder Meeting. Naked, Bendon and/or Holdco may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed Mergerthrough the process being conducted by Naked, Holdco and Bendon, the ability of Naked, Holdco and Bendon to consummate the transactions contemplated by the Merger Agreement, the risk that one or more of the conditions to closing contained in the Merger Agreement may not be satisfied, including, without limitation, the effectiveness of the Registration Statement to be filed with the SEC or the listing of Holdco’s ordinary shares on the NASDAQ Capital Market or the NYSE, the lack of a public market for ordinary shares of Holdco and the possibility that a market for such shares may not develop, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the combined company to meet its business objectives and operational requirements, the ability to realize the expected synergies or savings from the proposed Merger in the amounts or in the timeframe anticipated, the risk that competing offers or acquisition proposals will be made, the ability to integrate Naked’s and Bendon’s businesses in a timely and cost-efficient manner, the inherent uncertainty associated with financial projections, and the potential impact of the announcement or closing of the proposed Merger on customer, supplier, employee and other relationships. Naked disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By: /s/ Carole Hochman
Carole Hochman
Chief Executive Officer

Date: May 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated May 25, 2017.*

99.1	Press Release, dated May 25, 2017.**

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Naked agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

** Furnished herewith.